UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026
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Blackstone Private Credit Fund
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	814-01358 (Commission File Number)	84-7071531 (I.R.S. Employer Identification No.)
345 Park Avenue New York, New York 10154
(Address of principal executive offices and zip code)
(212) 503-2100
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02 - Unregistered Sale of Equity Securities.
As of April 1, 2026, Blackstone Private Credit Fund (“we,” “us,” “our” or the “Fund”) sold unregistered Class I common shares of beneficial interest (with the final number of shares being determined on April 20, 2026). The offer and sale of these Class I shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder (the “Private Offering”). The following table details the shares sold:

Date of Unregistered Sale	Amount of Class I Common Shares	Consideration
As of April 1, 2026 (number of shares finalized on April 20, 2026)	4,280,725	$103,550,747
Item 7.01 - Regulation FD Disclosure.
April 2026 Distributions
On April 20, 2026, the Fund declared regular distributions for each class of its common shares of beneficial interest (the “Shares”) in the amounts per share set forth below:

	Gross Distribution	Shareholder Servicing and/or Distribution Fee	Net Distributions
Class I Common Shares	$0.2000	$0.0000	$0.2000
Class S Common Shares	$0.2000	$0.0171	$0.1829
Class D Common Shares	$0.2000	$0.0050	$0.1950
The distributions for each class of Shares are payable to shareholders of record as of the open of business on April 30, 2026, and will be paid on or about May 28, 2026.
These distributions will be paid in cash or reinvested in Shares for shareholders participating in the Fund’s distribution reinvestment plan.
Item 8.01 - Other Events.
Net Asset Value
The net asset value (“NAV”) per share of each class of the Fund as of March 31, 2026, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV as of March 31, 2026
Class I Common Shares	$24.19
Class S Common Shares	$24.19
Class D Common Shares	$24.19
As of March 31, 2026, the Fund’s aggregate NAV was approximately $45.0 billion, the fair value of its investment portfolio was approximately $80.5 billion, and it had approximately $35.3 billion of debt outstanding (at principal). The average debt-to-equity leverage ratio during March 2026 was approximately 0.76 times. As of March 31, 2026, the Fund had approximately $48.9 billion in committed debt capacity, with 89% in floating rate leverage, of which 68% is secured, and 11% in fixed rate leverage, of which 70% is unsecured, based on drawn amounts.1 The Fund’s leverage sources are in the form of a corporate revolver (7%), asset-based credit facilities (33%), unsecured bonds (36%), secured short term indebtedness (3%), and collateralized loan obligation (CLO) and other secured debt instruments (21%) based on drawn amounts.

Additional Commentary
Performance Update
Since inception, and through multiple periods of market volatility, the Fund has continued to deliver a current income premium and long-term outperformance relative to public fixed income. This consistency is reflected in a strong track record, including a 9.4% annualized total return (Class I) since inception in 20212, representing approximately 350 bps of outperformance versus leveraged loans.3
That relative outperformance continued in Q1’26. The Fund outperformed leveraged loans by 52 bps with a flat total return during the quarter (Class I)2,3. Results were primarily affected by unrealized losses on select private portfolio companies as well as broadly syndicated loans.
Balance Sheet Update
Since December 31, 2025, BCRED strengthened and further diversified its capital structure. The Fund significantly increased its available liquidity, reduced its overall cost of capital, and extended the duration of its liabilities, enhancing its ability to capitalize on new investment opportunities and run its business.
As of Q1’26, BCRED has more than $15 billion of available liquidity4, including approximately $7 billion of new financings and debt commitments during the quarter.
The Fund maintained a weighted average remaining duration on committed debt of approximately five years, exceeding the weighted average remaining duration of its assets. BCRED continues to maintain the lowest all-in cost of debt among non-traded peers5 and holds the highest combined ratings and outlook among non-traded peers with Baa2/stable from Moody’s and BBB-/positive from S&P.6
Portfolio Update
BCRED is well-positioned with an approximately $80.5 billion portfolio at fair value invested across nearly 700 issuers, with 97% senior secured debt exposure7, and an average loan-to-value of 41% at underwrite8 as of March 31, 2026 — reflecting the disciplined, defensive portfolio construction that has defined the Fund since inception.
Looking through to the fundamentals, the portfolio remains healthy. As of March 31, 2026, BCRED’s borrowers have delivered average LTM EBITDA growth of 11%9 year-over-year and an approximately 40% improvement in interest coverage over the last two years, which stands at 2.2x.10
We believe our robust valuation process allows us to proactively incorporate changes in portfolio company performance and market conditions. As of March 31, 2026, the portfolio carried a weighted average mark of 96.4, and the bottom 5% of the private debt portfolio had a weighted average mark of 69.6.11 Non-accruals at cost and fair value were 2.4% and 1.4%, respectively.12 The two largest contributors to the non-accrual increase since last quarter are Medallia, Inc. and Affordable Care (ACI Group Holdings), which are marked at 60.3 and 69.8, respectively. We are well-positioned to utilize Blackstone’s resources and capabilities to seek to maximize recoveries for our shareholders.
Against a volatile backdrop in Q1’26, we believe the Fund’s resilience was underscored by its high quality, senior secured portfolio and balance sheet strength. In our view, BCRED remains well-positioned to navigate today’s environment and continue generating durable income for shareholders.

Status of Offering
The Fund is currently publicly offering on a continuous basis up to $45.0 billion in Shares (the “Offering”). Additionally, the Fund has sold unregistered shares as part of the Private Offering. The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing, reflective of transfers between share classes. The table below does not include Shares sold through the Fund’s distribution reinvestment plan. The Fund intends to continue selling Shares in the Offering and the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class I Common Shares	688,644,849	$17.4	billion
Class S Common Shares	604,323,627	$15.4	billion
Class D Common Shares	26,222,782	$0.7	billion
Private Offering:
Class I Common Shares	911,500,520	$23.2	billion
Class S Common Shares	—	—
Class D Common Shares	—	—
Total Offering and Private Offering*	2,230,691,778	$56.6	billion
*Amounts may not sum due to rounding

End Notes
1.Certain Notes are classified for the purposes of this filing as floating rate as a result of the Fund entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments.
2.Inception date for Class I and Class S shares: January 7, 2021. Inception date for Class D shares: May 1, 2021. Total Net Return is calculated as the change in net asset value (“NAV”) per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Returns greater than one year are annualized. Inception-to-date (“ITD”) total return for Class S (no/with upfront placement fee): 8.5%/7.7%. ITD total return for Class D (no/with upfront placement fee): 8.7%/8.4%. Quarter-to-date (“QTD”) total return for Class S (no/with upfront placement fee): -0.2%/-3.7%. QTD total return for Class D (no/with upfront placement fee): -0.1%/-1.6%. All returns shown are derived from unaudited financial information and are net of all BCRED expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. Past performance does not predict future returns. Class S and Class D listed as (With Upfront Placement Fee or Brokerage Commissions) reflect the returns after the maximum upfront placement fees. Class S and Class D listed as (No Upfront Placement Fee or Brokerage Commissions) exclude upfront placement fees. Class I does not have upfront placement fees. The returns have been prepared using unaudited data and valuations of the underlying investments in BCRED’s portfolio, which are estimates of fair value and form the basis for BCRED’s NAV. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated.
3.Source: Morningstar, Blackstone Credit & Insurance (“BXCI”) as of March 31, 2026. “Leveraged Loans” is represented by Morningstar LSTA U.S. Leveraged Loan Index.
4.As of March 31, 2026. Available liquidity is composed of cash and cash equivalents, excluding restricted cash, plus the amount available to draw upon across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base.
5.For the quarter ended March 31, 2026. BCRED’s weighted average all-in cost of capital is based on annualized all-in cost of debt incurred in Q1’26 (including unused fees, amortization of debt issuance costs (including premiums and discounts), amortization of deferred financing costs, and the impact of hedge accounting) divided by weighted average principal of debt outstanding during the same period. Peers reflects the average annualized Q4’25 all-in cost of debt for the three months ended December 31, 2025 weighted by total NAV. All-in cost of debt calculated as interest expense divided by average debt principal outstanding for the three months ended December 31, 2025. Non-traded peers include BDCs which are externally managed, had effective registration statements as of 2024 and were broadly distributed, have broad exposure across industries in their investments and are not sector focused, and had net asset values in excess of $2 billion as of December 31, 2024: Apollo Debt Solutions BDC (ADS), Ares Strategic Income Fund (ASIF), Blue Owl Credit Income Corp. (OCIC), Golub Capital Private Credit Fund (GCRED), HPS Corporate Lending Fund (HLEND), and Oaktree Strategic Credit Fund (OSCF).
6.As of March 31, 2026, BCRED has an investment grade credit rating of BBB (high) / stable outlook from DBRS Morningstar, provided on December 1, 2023, and an investment grade of Baa2 / stable from Moody’s, provided on September 23, 2024, and an investment grade credit rating of BBB-/ positive from S&P, provided on December 4, 2024. The underlying private credit loans within BCRED are not rated. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. Blackstone provides compensation directly to DBRS/Morningstar, Moody’s and S&P for its evaluation of BCRED. Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
7.As a percentage of BCRED’s investment portfolio excluding equity investments in unconsolidated joint ventures.
8.At the time of underwrite for each investment in BCRED’s debt portfolio. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable debt investments. Includes all debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted investments and asset-based investments. Loan-to-value at underwrite is calculated as the net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company at the time of underwrite.

9.Represents LTM EBITDA Growth year-over-year and generally excludes debt investments that funded after March 31, 2025. Includes all debt investments for which fair value is determined by the Board in conjunction with a third-party valuation firm and excludes both asset-based investments and quoted investments. BCRED amounts are weighted on fair market value of each respective investment. BCRED amounts were derived from portfolio company financial statements that are continuously received and may be updated; accordingly, growth figures may be based on prior period EBITDA amounts that were not available or, in the case of recently-funded deals, not applicable in the prior period. Third-party figures (and corresponding BCRED amounts) have not been independently verified by BCRED and may reflect a normalized or adjusted amount. Accordingly, BCRED makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation, and amortization over the LTM. EBITDA growth year-over-year may reflect some inorganic growth due to mergers and acquisitions (M&A).
10.Interest coverage ratio (“ICR”) is estimated as the ratio of average LTM EBITDA, to cash interest paid over the last 12 months for each respective portfolio company. Includes all debt investments (excluding ARR loans) for which fair value is determined by the Board in conjunction with a third party valuation firm and excludes both asset-based investments and quoted investments. Amounts derived from the most recently available portfolio company financial statements, have not been independently verified by BCRED, may reflect a normalized or adjusted amount, and are generally about 90 days in arrears. Accordingly, BCRED makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure. For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the preceding 12-month period. Currency fluctuations may have an adverse effect on the value, price or income and costs of our portfolio companies and investments which may increase or decrease as a result of changes in exchange rates. Q1’24 reflects a more normalized environment and accurate depiction of portfolio companies’ ICRs following volatility and peak rates in 2023.
11.As of March 31, 2026, represents the bottom 5% of BCRED’s private debt investments (defined as those debt investments classified as Level 3 marked the lowest relative to par aggregating to 5% of the total cost of Level 3 debt investments, excluding structured finance obligations).
12.As of March 31, 2026, as assessed through the date of this filing. Calculated as the amortized cost or fair value of loans on non-accrual divided by total amortized cost or fair value of the BCRED investment portfolio excluding investments in joint ventures. Loans are generally placed on non-accrual status when there is reasonable doubt whether principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Certain information contained in this communication constitutes “forward looking statements”. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends including, without limitation, the potential impact of tariffs, and statements regarding identified but not-yet closed investments. Such forward-looking statements are inherently subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BCRED believes these factors also include but are not limited to those described under the section entitled “Risk Factors” in its prospectus, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BCRED’s prospectus and other filings). Except as otherwise required by federal securities laws, BCRED undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE CREDIT FUND

Date:	April 21, 2026	By:	/s/ Lucie Enns
		Name:	Lucie Enns
		Title:	Chief Legal Officer and Secretary